GROWTH OF CAPITAL

Tax-Efficient Equity Fund

              [various photos demonstrating service and guidance,
                       professional management and goals]

   service and guidance

                                          professional management

             goals

                                                                            1998
                                                                          Annual
                                                                          Report


DELAWARE
INVESTMENTS
PHILADELPHIA * LONDON

A TRADITION OF SOUND INVESTING

commitment

A COMMITMENT
TO OUR INVESTORS

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
    Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
    Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
    Delaware manages more than $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

                                          [photo of keyboard]

                                             [photo of roads]

Tax-Efficient Equity Fund Objective

To seek high after-tax total return for taxable investors.

growth of
    capital

May 12, 1998
                                                                      for growth
                                                                      of capital
                                                                           1

DEAR SHAREHOLDER:

Tax-Efficient Equity Fund achieved a rare distinction among stock mutual funds in its initial fiscal year. The Fund's results for all retail classes at net asset value outpaced the total return of the unmanaged Standard & Poor's 500 Index without generating a penny in income tax liability for shareholders.
    As shown below, from June 27, 1997 to April 30, 1998, Tax-Efficient Equity Fund's Class A shares provided a cumulative total return of +29.53%. That was nearly 500 basis points (5%) more than the average of its growth stock fund peers. Your Fund made no taxable distributions in fiscal 1998, a 100% rate of tax efficiency.
    We are encouraged by the first fruits of the Fund's tax-savvy investment strategy. It is an approach we think makes sense for investors seeking to reduce the toll taxes can take on returns from equity investments. Of course, there's no guarantee Tax-Efficient Equity Fund's sterling initial record can be maintained.
    In fiscal 1998, our value-oriented selection process led us to stocks of large and mid-size companies that performed well amid a strong domestic economy with low inflation. The Fund's holdings of pharmaceutical companies, retailers, specialty chemical businesses and selected capital goods companies provided strong returns.
    We had a few disappointments from companies that did not meet our earnings expectations. But even the Fund's modest setbacks offered a silver lining by providing the portfolio manager, George H. Burwell, with an opportunity to harvest tax losses to offset future realized gains on other stocks.
    In our view, Tax-Efficient Equity Fund commenced operations at an excellent time. For some mutual funds, the unusually robust returns from stocks in the 1990s have created substantial unrealized capital gains. Investors in non-tax-sensitive funds run a risk of receiving large taxable distributions if portfolio managers decide to cash in long-held winners.
    Indeed, between calendar years 1990 and 1997, as stock prices rose, the amount of capital gains distributions to mutual fund shareholders in America rose more than six-fold from $28 billion to $184 billion, according to the Financial Times. Assuming a 28% marginal federal income tax rate, last year's mutual fund distributions

We are encouraged by the first fruits of the Fund's tax-savvy investment strategy.

CUMULATIVE TOTAL RETURN
                                                                June 27, 1997
                                                              to April 30, 1998
                                                             -------------------
Tax-Efficient Equity Fund A Class                                   +29.53%
Standard & Poor's 500 Index                                         +26.96%
Lipper Growth Fund Average (884 funds)                              +24.64%

----------
All performance shown above is at net asset value without effect of sales charges, taxes or dividends paid by S&P 500 stocks or funds in the Lipper average. Past performance does not guarantee future results and performance for this short timeframe may not be indicative of future results. See page 7 for performance and expenses for all classes.

for growth
of capital
     2

generated a potential tax liability of more than $50 billion, nearly as much as the federal government's current projected budget surplus.
    Tax-savvy equity investors and their advisers should know how an equity mutual fund is doing relative to its peers and an unmanaged benchmark. We also believe they can benefit from a better awareness of how much they are giving to their country.
    Despite three major tax reform laws since the early 1980s, the amount of income tax collected from individuals by the Internal Revenue Service has grown faster than average income for the past 15 years, according to the non-partisan Tax Foundation. With the help of an adviser, however, investors can take charge of their tax situation.
    To reduce this potential tax burden, Tax-Efficient Equity Fund strives not to distribute either income or capital gains by using the strategies Mr. Burwell describes in the discussion section that follows this letter.
    The long-term effect of income taxes on taxable equity investments can be enormous. Over 30 years, losing just 200 basis points (2%) a year in annual return to taxes on a $100,000 investment could reduce a nest egg by nearly three-quarters of a million dollars - enough money to perhaps build a new home and pay for college for several children, as illustrated below.
    We'd like to thank you for becoming Tax-Efficient Equity Fund's charter shareholders. We hope that as each April passes, you'll be one step closer to reaching your long-term investment goals.

Sincerely,

/s/ Wayne A. Stork
-----------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-----------------------
Jeffrey J. Nick
President and Chief Executive Officer

discipline

Growth of a $100,000 Investment

10% Pre-tax Fixed Rate of Return

8% After-tax Fixed Rate of Return

  Account Value              Account Value            Account Value
  After 10 Years            After 20 Years            After 30 Years
    $249,374                  $672,750                 $1,744,941

Minus $43,481              Minus $206,654            Minus  $738,674
$205,893 Remains          $468,096 Remains         $1,006,267 Remains




----------
This table is an illustration only and is not intended to represent past or future returns of any particular investment. Large company stocks provided a pretax average annual total return of 11% between 1926 and 1997. Fund performance is shown on page 7.

                                                                      for growth
                                                                      of capital
                                                                           3

PORTFOLIO MANAGER'S REVIEW

The U.S. stock market has soared to extraordinary new heights since the summer of 1997 despite the advent of a major recession in Asia. Merger activity in several industries and falling interest rates boosted share prices of many large and mid-size companies.
    Annual consumer inflation was just 1.4% as of April 30, 1998, the lowest level in 12 years. With the aid of stock buybacks, cost-cutting and increased marketing, many domestic-oriented companies have reported earnings gains. However, some areas such as technology and basic industry may face lower profits in the months ahead due to increased competition from inexpensive exports and weakened product demand from Pacific Rim customers.

    This environment requires prudent stock picking. Our efforts to build a concentrated portfolio of high quality companies with relatively stable earnings growth paid off in fiscal 1998. Your Fund's positive cash flow from new investors since June helped us use modest market declines this past autumn and winter to buy stocks we viewed as undervalued.

    Our research has led us to both well-known and undiscovered companies that we believe offer a combination of:

o  VALUE - attractive growth at discount prices;
o  CONSISTENCY - steady earnings in a relatively stable industry;
o POSITIVE CASH FLOW - substantial resources to reinvest in the business or raise dividends;
o CATALYSTS - improving operations or expansion through mergers, especially in industries where competition is limited; and,
o OVERLOOKED POTENTIAL - the company's prospects haven't been fully recognized by the market.

    In fiscal 1998, we achieved success with high-profile companies that produce or distribute pharmaceuticals such as


SECTOR WEIGHTINGS AND PORTFOLIO HIGHLIGHTS
APRIL 30, 1998

Sector Weights and Portfolio Highlights

April 30, 1998

(Pie Slices:)

Consumer Staples 7.8%

Consumer Growth 16.6%

Consumer Cyclicals 12.0%

Capital Goods 11.9%

Technology 13.1%

Energy 3.2%

Raw Materials 10.7%

Financials 18.6%

Cash 6.1%

                                              Tax-Efficient          S&P 500
                                               Equity Fund            Index
Median Market
    Capitalization                             $6.0 billion       $7.7 billion
Number of Stocks                                         63                500
Average Stock
    Price-to-Earnings Ratio                           23.2x              24.5x
Dividend Yield
    (Before Fund Expenses)                            1.24%              1.41%
Portfolio Market Value
    Compared To Cost Basis                           110.3%     Not applicable
Annual Turnover Rate                                    14%              2.3%*
Beta                                                   0.92               1.00
----------
*Based on the 32 stocks that were replaced in the Index by Standard & Poor's during the 12 months ended 4/30/98. Unlike the Fund, the Index is not actively managed. P/E based on analysts' earnings estimates for 1998 as reported by First Call. Beta is a measure of volatility relative to the S&P 500 Index. A number less than 1.00 means a security has fluctuated in price less than the index.

for growth
of capital
     4

YOUR FUND'S TAX-SAVVY INVESTMENT STRATEGY

Disciplined Stock Selection
     Based on Value
   & Growth Potential

Emphasis on
Low Dividend Yields
                             =     Minimizing the
Low Portfolio Turnover             Burden of Taxes

Tax-Loss Harvesting

Defensive Hedging+
----------
+ Defensive hedging involves the use of options which can lead to loss of principal and can increase the operating costs of the Fund.


SCHERING-PLOUGH, ELI LILLY & CO. and RITE-AID CORP. Nationwide retailers such as LOWE'S COMPANIES, a hardware chain, and INTIMATE BRANDS, operator of Victoria's Secret and Bath & Body Works' stores, helped lift your Fund's returns.
    Your Fund's portfolio also benefited from holdings of niche service and technology companies such as ECOLAB INC., which provides sanitary services to the hospitality industry, and SYMBOL TECHNOLOGIES, which makes bar code scanning devices.
    We avoided distributing capital gains and dividend income in fiscal 1998 by emphasizing stocks with dividend yields lower than the S&P 500 average and maintaining a low 14% portfolio turnover rate. We buy stocks with a long-term investment horizon in mind. In order to maximize after-tax return to investors, we generally hold on to our winners to avoid realizing capital gains.
    During our initial fiscal year, a few of our stock selections such as BETZDEARBORN, a chemical company specializing in water treatment systems, and MOTOROLA, which makes pagers, cellular telephones and semi-conductors, did not meet our expectations. We sold some of these stocks to harvest tax losses. This offsets gains on other stocks, and as a result of this approach, your Fund had no net realized gains for calendar 1998 as of April 30.
    Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock does not have a reasonable chance of recovering within six months. We may repurchase that same company's shares after they have fallen in price if we believe the company offers strong long-term potential.

Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock does not have a reasonable chance of recovering within six months.


Top 10 Holdings
--------------------------------------------------------------------------------
April 30, 1998
                                Price/Earnings Ratio    Percent of Net Assets
--------------------------------------------------------------------------------
Rite Aid                                21.3x                   3.9%
American Home Products                  25.4                    3.8%
Ecolab                                  27.4                    3.5%
Masco                                   21.5                    2.8%
Federal Home Loan Bank                  20.5                    2.8%
AFLAC                                   21.1                    2.6%
Intimate Brands                         19.0                    2.6%
Equifax                                 26.3                    2.5%
Symbol Technologies                     27.6                    2.5%
Johnson & Johnson                       26.5                    2.3%
--------------------------------------------------------------------------------
Total                                                          29.3%
                                                                      for growth
                                                                      of capital
                                                                           5

A SYMBOL OF SUCCESS

HOW TAX-EFFICIENT EQUITY FUND SCANNED FOR GROWTH AND VALUE

Since the 1980s, bar codes have become ubiquitous in supermarkets and most other retailers.
    SYMBOL TECHNOLOGIES makes machines that scan bar codes. A couple of years ago the New York company began making hand-held computers connected to networks and databases. Today, these sophisticated systems track individual trades on the New York Stock Exchange, monitor package deliveries and collect data from factory floors.
    This past winter, Wall Street analysts considered the medium-size company to have average prospects. Symbol Technologies' stock sold at a price/ earnings ratio (P/E) that, at the time, was 10% less than the average of stocks in the Standard & Poor's 500 Index.
    But after evaluating Symbol's operations, we concluded that new opportunities - such as a contract with the U.S. Postal Service to provide hand-held computers for each letter carrier - would be a catalyst for strong earnings growth. We also liked Symbol's growing list of partnerships with software and data transmission companies.
    The company's dividend yield at the time (0.10%) was also well below that of the S&P 500 and it had a market capitalization of about $1.4 billion, making it a midcap stock. Symbol also had a beta - or historical stock price volatility - that was 30% less than the S&P 500, unusual considering it is a technology company, a sector that tends to be volatile.
    We believed the company's shares merited a price/earnings ratio higher than the average P/E of stocks in the S&P 500, and began buying shares in early January. Since then Symbol has reported sharply higher earnings and completed a three-for-two stock split. As of April 30, the company's P/E had climbed to 27.6x compared to 24.5x for the S&P 500.
    Symbol was one of Tax-Efficient Equity Fund's top 10 holdings as of fiscal year's end. We believe the company has further potential even though its stock has appreciated some 34% from the Fund's average purchase price. If and when we choose to sell the stock, we will strive to minimize any tax impact on shareholders by attempting to offset any realized gains with realized losses we may have on other holdings.

Symbol Technologies Inc. (insert chart)

Stock Price and Price/Earnings Ratio 1997-1998

Stock Price, P/E Ratio

Tax-Efficient Equity Fund Buys (with arrow)

           P/E Ratio
Jun. '97        24.366
Jul. '97        23.415
Aug. '97        26.812
Sep. '97        26.468
Oct. '97        23.946
Nov. '97        23.532
Dec. '97        21.208
Jan. '98        24.895
Feb. '98        28.687
Mar. '98        26.094
Apr. '98        30.637


              Stock Price
            High        Low
6/27/97     $23        $22.5
7/4/97      $23        $22.5
7/11/97     $23        $22.5
7/18/97     $23.5      $21
7/25/97     $23        $21
8/1/97      $22        $20.5
8/8/97      $22.5      $21
8/15/97     $21.5      $20.5
8/22/97     $21.5      $20
8/29/97     $25        $20.5
9/5/97      $26        $24.5
9/12/97     $27        $25.5
9/19/97     $28.5      $26.5
9/26/97     $30        $28.5
10/3/97     $30        $29
10/10/97    $29.5      $28.5
10/17/97    $30        $27
10/24/97    $29        $27
10/31/97    $28        $24.5
11/7/97     $27        $25
11/14/97    $26.5      $25.5
11/21/97    $27        $25
11/28/97    $26.5      $25
12/5/97     $27        $26
12/12/97    $27        $25
12/19/97    $25.5      $25
12/26/97    $25        $24
1/2/98      $26        $24
1/9/98      $26        $24
1/16/98     $29.5      $25
1/23/98     $30        $28.5
1/30/98     $30        $28
2/6/98      $30.5      $29.5
2/13/98     $32.5      $29.5
2/20/98     $34        $32
2/27/98     $34.5      $32
3/6/98      $34.5      $32
3/13/98     $35        $33
3/20/98     $34.5      $32.5
3/27/98     $34.5      $33
4/3/98      $35.5      $32.5
4/10/98     $36        $33
4/17/98     $36        $33.5
4/24/98     $39.5      $35.5
5/1/98      $40        $34.5

----------
Source: Bloomberg Business News
for growth
of capital
    6


OUTLOOK

TAXES AND RISK

During fiscal 1998, we did not use any defensive hedging because we were building an initial portfolio. However, in the future the Fund may buy or sell options to protect the value of a long-term holding without selling the stock. We believe this can help stabilize returns during periods of increased market volatility while allowing us to defer capital gains.
    In our opinion, defensive hedging through options would be most useful when the Fund's holdings have large unrealized capital gains. As of April 30, unrealized capital gains were only about 10.2% of the Fund's net assets.
    This percentage is substantially less than most mutual funds offering a blend of growth and value characteristics surveyed by Morningstar. The latest available data shows that as of December 1997, unrealized capital gains were more than 30% of the net assets of the average fund in Morningstar's large blend category (403 funds).
    In a mutual fund that is not managed to reduce taxes, we believe unrealized capital gains are a tax time bomb that can be triggered if a fund's management decides to sell the stocks that have done well.
    Tax-Efficient Equity Fund faced a schizophrenic stock market in its initial fiscal year. Last autumn, we saw the biggest one-day point drop in history amid concerns about the Pacific Rim. Then in the first calendar quarter of 1998, the S&P 500 rebounded nearly 14% to close over the 1000 level for the first time. It marked the 13th consecutive three-month period of rising stock prices and provided the best first quarter returns since 1928, according to Ibbotson Associates.
    The level of risk in the overall stock market has increased since your Fund began operations. Profit growth is slowing and it is possible the Federal Reserve Board may raise interest rates later this year. Still, even at current prices, we are still finding attractive values, especially among mid-size companies.
    Leading holdings such as RITE AID and MASCO CORP., a building supplies company, have excellent business franchises but still trade at what we believe are modest prices because of mistakes made years ago. As investors come to realize that old problems have been corrected, we believe such stocks can steadily appreciate in value.
    As we near a new millennium and begin a new fiscal year, your Fund remains committed to maximizing long-term returns. We recognize that what we can help you keep after taxes is more important than anticipating the market's short-run momentum.

GEORGE H. BURWELL
Vice President/ Senior Portfolio Manager

May 12, 1998

[photo of family on beach]

outlook

The first calendar quarter of 1998 was the 13th consecutive three-month period of rising stock prices.

                                                                      for growth
                                                                      of capital
                                                                           7

TAX-EFFICIENT EQUITY FUND PERFORMANCE



Tax-Efficient Equity Fund Performance

Growth of a $10,000 Investment

June 27, 1997 to April 30, 1998



           Tax-Efficient Equity        Dow Jones
               Fund A Class       Industrial Average        S&P 500 Index
Jun. 27 '97    $ 9,528                 $10,000                $10,000
Jun. 30 '97    $ 9,529                 $10,000                $10,000
Jul. '97       $10,269                 $10,730                $10,798
Aug. '97       $ 9,776                 $ 9,962                $10,191
Sep. '97       $10,291                 $10,397                $10,749
Oct. '97       $10,045                 $ 9,754                $10,390
Nov. '97       $10,493                 $10,267                $10,871
Dec. '97       $10,863                 $10,398                $11,058
Jan. '98       $11,099                 $10,411                $11,180
Feb. '98       $11,883                 $11,287                $11,986
Mar. '98       $12,354                 $11,617                $12,600
Apr. '98       $12,343                 $11,936                $12,695

----------
Chart assumes $10,000 invested on June 27, 1997 and includes the effect of a 4.75% front-end sales charge. No Fund distributions were made during the period. Performance of other classes of Tax-Efficient Equity Fund will vary due to differing charges and expenses. Performance for this short time may not be indicative of future results.

TAX-EFFICIENT EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS THROUGH APRIL 30, 1998

                                                                Lifetime
--------------------------------------------------------------------------------
Class A (Est. 6/27/97)
    Excluding Sales Charge                                       +29.53%
    Including Sales Charge                                       +23.43%
--------------------------------------------------------------------------------
Class B (Est. 6/27/97)
    Excluding Sales Charge                                       +28.94%
    Including Sales Charge                                       +24.94%
--------------------------------------------------------------------------------
Class C (Est. 6/27/97)
    Excluding Sales Charge                                       +28.94%
    Including Sales Charge                                       +27.94%

----------
Tax-Efficient Equity Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Returns reflect sales charges as noted below. Lifetime performance excluding sales charge for B and C Classes assumes the investment was not redeemed or that contingent sales charges did not apply.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee of 0.25%.

CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.

CLASS C shares have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months.

Voluntary fee caps were in effect for the periods shown. Returns would have been lower without the caps.

8 for growth of capital

FINANCIAL STATEMENTS
Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund
Statement of Net Assets
April 30, 1998

                                              NUMBER        MARKET
                                            OF SHARES        VALUE
                                            ---------     ----------
COMMON STOCK - 93.56%
AEROSPACE & DEFENSE - 0.38%
GenCorp ..............................          3,000     $   91,313
                                                          ----------
                                                              91,313
                                                          ----------
AUTOMOBILES & AUTOMOTIVE PARTS - 1.69%
Danaher ..............................          5,700        409,688
                                                          ----------
                                                             409,688
                                                          ----------
BANKING, FINANCE & INSURANCE - 18.58%
AFLAC ................................          9,800        637,000
American International Group .........          1,900        249,969
BB&T .................................          4,100        275,725
EQUIFAX ..............................         15,500        599,656
FREDDIE MAC ..........................         14,500        671,531
Federal National Mortgage Association           4,500        269,438
Nationwide Financial Services Class A           6,100        264,588
PMI Group ............................          4,600        373,750
Provident ............................          3,500        136,719
SAFECO ...............................          6,000        299,437
State Street Bank ....................          2,900        207,350
Unum .................................          9,900        532,125
                                                          ----------
                                                           4,517,288
                                                          ----------
BUILDINGS & MATERIALS - 2.84%
MASCO ................................         11,900        690,200
                                                          ----------
                                                             690,200
                                                          ----------
CABLE, MEDIA & PUBLISHING - 1.93%
Reynolds & Reynolds Class A ..........          5,700        131,100
Wallace Computer Services ............          9,400        338,988
                                                          ----------
                                                             470,088
                                                          ----------
CHEMICALS - 3.00%
Fuller (HB) ..........................          4,400        274,725
Valspar ..............................          9,800        390,775
W.R. Grace & Company .................          3,200         65,000
                                                          ----------
                                                             730,500
                                                          ----------
COMPUTERS & TECHNOLOGY - 3.42%
Hewlett-Packard ......................          7,200        542,250
* Microsoft ..........................          3,200        288,500
                                                          ----------
                                                             830,750
                                                          ----------
CONSUMER PRODUCTS - 1.02%
General Electric .....................          2,900        246,863
                                                          ----------
                                                             246,863
                                                          ----------
ELECTRONICS & ELECTRICAL - 5.00%
Intel ................................          4,500        363,797
SYMBOL TECHNOLOGIES ..................         15,500        596,750
Teleflex .............................          6,000        255,000
                                                          ----------
                                                           1,215,547
                                                          ----------
ENERGY - 3.17%
Kerr-McGee ...........................          3,800        250,800
Royal Dutch Petroleum ................          4,200        237,563
Total SA-ADR .........................          4,800        282,000
                                                          ----------
                                                             770,363
                                                          ----------

                                              NUMBER        MARKET
                                            OF SHARES        VALUE
                                            ---------     ----------
COMMON STOCK - 93.56% (Continued)

ENVIRONMENTAL SERVICES - 3.55%
ECOLAB ..............................          27,200     $   861,900
                                                          -----------
                                                              861,900
                                                          -----------
FOOD, BEVERAGE & TOBACCO - 7.76%
* Agribrands International ..........             300          11,419
  ConAgra ...........................          12,300         359,006
  Hannaford Brothers ................           6,700         297,731
  Hershey Foods .....................           2,900         212,425
  Philip Morris .....................           9,500         354,469
  Ralston-Purina Group ..............           3,000         318,000
  Universal Foods ...................           6,600         333,713
                                                          -----------
                                                            1,886,763
                                                          -----------
HEALTHCARE & PHARMACEUTICALS - 9.66%
AMERICAN HOME PRODUCTS ..............          10,000         931,250
Lilly (Eli) & Company ...............           4,900         340,856
JOHNSON & JOHNSON ...................           8,000         571,000
Schering-Plough .....................           2,400         192,300
SmithKline Beecham ..................           3,500         208,469
Zeneca Group-ADR ....................           2,400         105,300
                                                          -----------
                                                            2,349,175
                                                          -----------
PACKAGING & CONTAINERS - 0.44%
* Sealed Air ........................           1,715         107,522
                                                          -----------
                                                              107,522
                                                          -----------
RETAIL - 11.32%
* Federated Department Stores .......           5,200         255,775
  INTIMATE BRANDS ...................          21,400         620,600
  Lowe's Companies ..................           4,500         314,719
  May Department Stores .............           3,400         209,738
  RITE AID ..........................          29,500         947,688
  Sherwin-Williams ..................          11,300         402,563
                                                          -----------
                                                            2,751,083
                                                          -----------
TELECOMMUNICATIONS - 4.70%
Ericsson (LM) Tel Class B ...........           7,600         390,450
Northern Telecom Ltd ................           4,200         255,675
SBC Communications ..................          12,000         497,250
                                                          -----------
                                                            1,143,375
                                                          -----------
TEXTILES, APPAREL & FURNITURE - 4.85%
HON Industries ......................          12,800         408,000
Hillenbrand Industries ..............           5,700         355,538
Newell ..............................           8,600         415,488
                                                          -----------
                                                            1,179,026
                                                          -----------
MISCELLANEOUS - 10.25%
Federal Signal ......................          15,500         332,281
Pentair .............................           8,400         363,300
Service International ...............          11,300         466,125
ServiceMaster .......................          14,900         425,581
Stewart Enterprises .................          18,500         478,109
Tyco International ..................           7,800         425,100
                                                          -----------
                                                            2,490,496
                                                          -----------
Total Common Stock (cost $20,256,815)                     $22,741,940
                                                          -----------

----------
Top 10 common stock holdings, representing 29.3% of net assets, are in boldface.

                                                         for growth of capital 9

                                                         NUMBER       MARKET
                                                       OF SHARES       VALUE
                                                       ---------    ----------
WARRANTS - 0.38%
PACKAGING & CONTAINERS - 0.38%
* Sealed Air .......................................      1,520         $93,575
                                                                    -----------
  Total Warrants (cost $79,584) ....................                     93,575
                                                                    -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ---------
REPURCHASE AGREEMENTS - 6.43%
With Chase Manhattan 5.48% 05/01/98
    (dated 04/30/98, collateralized by $509,000
    U.S. Treasury Notes 6.625% due 06/30/01
    market value $533,925) .........................   $523,000         523,000
With J.P. Morgan Securities 5.50% 05/01/98
    (dated 04/30/98, collateralized by $527,000
    U.S. Treasury Notes 6.375% due 04/30/99
    market value $531,262) .........................    520,000         520,000
With PaineWebber 5.50% 05/01/98
    (dated 04/30/98, collateralized by $263,000
    U.S. Treasury Notes 5.125% due 12/31/98
    market value $267,008 and $255,000
    U.S. Treasury Notes 6.75% due 06/30/99
    market value $264,273) .........................    520,000         520,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
    (cost $1,563,000) ..........................................      1,563,000
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES - 100.37%
    (cost $21,899,399) .........................................    $24,398,515
LIABILITIES NET OF RECEIVABLES AND
    OTHER ASSETS - (0.37%) .....................................        (90,954)
                                                                   ------------
NET ASSETS APPLICABLE TO 2,211,755 SHARES
    ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................    $24,307,561
                                                                   ============

NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND A CLASS
    ($13,898,295 / 1,261,981 shares) ...........................         $11.01
                                                                        =======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND B CLASS
    ($7,958,285 / 726,194 shares) ..............................         $10.96
                                                                        =======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND C CLASS
    ($2,450,970 / 223,579 shares) ..............................         $10.96
                                                                        =======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND INSTITUTIONAL CLASS
    ($11.06 / 1 share) .........................................         $11.06
                                                                        =======

COMPONENTS OF NET ASSETS AT APRIL 30, 1998:
Common stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
    Tax-Efficient Equity Fund A Class,
      1,000,000,000 shares allocated to
    Tax-Efficient Equity Fund B Class,
      1,000,000,000 shares allocated to
    Tax-Efficient Equity Fund C Class,
      1,000,000,000 shares allocated to
    Tax-Efficient Equity Fund Institutional Class ..............    $21,890,226
Accumulated net realized loss on investments ...................        (81,781)
Net unrealized appreciation of investments .....................      2,499,116
                                                                   ------------
Total net assets ...............................................    $24,307,561
                                                                   ============
---------------------
* Non-incoming producing securities.
ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  TAX-EFFICIENT EQUITY FUND A CLASS:
Net asset value A Class (A) .....................................        $11.01
Sales charge (4.75% of offering price or 5.00%
  of the amount invested per share)(B) ..........................          0.55
                                                                        -------
Offering price ..................................................        $11.56
                                                                        -------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares. (B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS III, INC. -
TAX-EFFICIENT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD JUNE 27, 1997*
TO APRIL 30, 1998

INVESTMENT INCOME:
Dividends .........................................    $  80,036
Interest ..........................................       35,794    $   115,830
                                                       ---------    -----------

EXPENSES:
Management fees ...................................       54,805
Distribution expense ..............................       34,764
Registration fees .................................       32,151
Professional fees .................................       11,172
Reports and statements to shareholders ............        8,018
Dividend disbursing and transfer agent fees
    and expenses ..................................        7,573
Custodian fees ....................................        4,708
Accounting and administrative fees ................        3,487
Directors' fees ...................................        1,303
Taxes (other than taxes on income) ................          591
Other .............................................          568
                                                       ---------
                                                         159,140
Less expenses absorbed by Delaware
    Management Company ............................      (37,722)       121,418
                                                       ---------    -----------

NET INVESTMENT LOSS ...............................                      (5,588)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:
Net realized loss on investment transactions ......                     (81,781)
Net change in unrealized appreciation/
    depreciation of investments
    during the period .............................                   2,499,116
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS ................................                   2,417,335
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...............................                  $2,411,747
                                                                    ===========
-----------
* Date of commencement of trading.

                             See accompanying notes

10 for growth of capital

VOYAGEUR MUTUAL FUNDS III, INC. - TAX-EFFICIENT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JUNE 27, 1997* TO APRIL 30, 1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss .........................................           $(5,588)
Net realized loss on investment transactions ................           (81,781)
Net change in unrealized appreciation/depreciation
    of investments during the period ........................         2,499,116
                                                                  -------------
Net increase in net assets resulting from operations ........         2,411,747
                                                                  -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    Tax-Efficient Equity Fund A Class .......................        12,832,119
    Tax-Efficient Equity Fund B Class .......................         7,359,010
    Tax-Efficient Equity Fund C Class .......................         2,294,926
    Tax-Efficient Equity Fund Institutional Class ...........         1,539,234
                                                                  -------------
                                                                     24,025,289

Cost of shares repurchased:
    Tax-Efficient Equity Fund A Class .......................         $(215,377)
    Tax-Efficient Equity Fund B Class .......................           (26,295)
    Tax-Efficient Equity Fund C Class .......................            (2,019)
    Tax-Efficient Equity Fund Institutional Class ...........        (1,885,784)
                                                                  -------------
                                                                     (2,129,475)
                                                                  -------------
    Increase in net assets derived from
       capital share transactions ...........................        21,895,814
                                                                  -------------

NET INCREASE IN NET ASSETS ..................................        24,307,561

NET ASSETS:
Beginning of period .........................................                --
                                                                  -------------
End of period ...............................................       $24,307,561
                                                                  =============
------------
* Date of commencement of trading.

                             See accompanying notes

VOYAGEUR MUTUAL FUNDS III, INC. - TAX-EFFICIENT EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout the period were as follows:

                                                                TAX-EFFICIENT     TAX-EFFICIENT     TAX-EFFICIENT
                                                                 EQUITY FUND       EQUITY FUND       EQUITY FUND
                                                                   A CLASS           B CLASS           C CLASS
                                                                -------------     -------------     -------------
                                                                 6/27/1997(1)      6/27/1997(1)      6/27/1997(1)
                                                                     TO                 TO                TO
                                                                   4/30/98            4/30/98          4/30/98

Net asset value, beginning of period ..........................    $8.500             $8.500           $8.500

Income from investment operations:
    Net investment income (loss)(2) ...........................     0.010             (0.053)          (0.054)
    Net realized and unrealized gain on investments ...........     2.500              2.513            2.514
                                                                 --------           --------         --------
    Total from investment operations ..........................     2.510              2.460            2.460
                                                                 --------           --------         --------

Net asset value, end of period ................................   $11.010            $10.960          $10.960
                                                                 ========           ========         ========

Total return(3) ...............................................     29.53%             28.94%           28.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ...................   $13,898             $7,958           $2,451
    Ratio of expenses to average net assets ...................      1.47%              2.20%            2.20%
    Ratio of expenses to average net assets
       prior to expense limitation ............................      1.99%              2.72%            2.72%
    Ratio of net investment income (loss) to
       average net assets .....................................      0.13%             (0.60%)          (0.60%)
    Ratio of net investment income (loss) to
       average net assets prior to expense limitation .........     (0.39%)            (1.12%)          (1.12%)
    Portfolio turnover ........................................        14%                14%              14%
    Average commission rate paid(4) ...........................   $0.0600            $0.0600          $0.0600

---------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and 1% for C Class.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

For this period September 1, 1997 through March 9, 1998, the Institutional Class sold shares which were subsequently redeemed by shareholders. As of April 30, 1998, the class had one share outstanding, representing initial seed purchase. Data for this class is excluded from the Financial Highlights because the data is believed to be immaterial.

                                                        for growth of capital 11

VOYAGEUR MUTUAL FUNDS III, INC. -
TAX-EFFICIENT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998

Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Tax-Efficient Equity Fund A Class carries a front-end sales charge of 4.75%. The Tax-Efficient Equity Fund B Class carries a back-end deferred sales charge. The Tax-Efficient Equity Fund C Class carries a level load deferred sales charge and the Tax-Efficient Equity Fund Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

FEDERAL INCOME TAXES - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Mutual Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all funds within the Delaware Investments Family of Mutual Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the following rates; 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At April 30, 1998 the Fund had a liability for investment management fees and other expenses payable to DMC of $42,876.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through October 31, 1998. Total expenses absorbed by DMC for the period ended April 30, 1998 were $37,722.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the period ended April 30, 1998, the Fund expensed $7,573 for dividend disbursing and transfer agent services and $2,815 for accounting services. At April 30, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $22,091.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. Prior to February 1, 1998, the annual fee for the A Class was 0.30% of the average daily net assets. At April 30, 1998 the Fund had a liability for such fees and other expenses payable to DDLP of $90,915.

For the period ended April 30, 1998, DDLP earned $36,655 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. INVESTMENTS
During the period ended April 30, 1998, the Fund made purchases of $21,469,406 and sales of $1,051,225 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $21,900,464.

At April 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $2,498,051 of which $2,628,965 related to unrealized appreciation of securities and $130,914 related to unrealized depreciation of securities.

For federal income tax purposes, the Tax-Efficient Equity Fund had a capital loss carryforward at April 30, 1998 of $11,808 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2006.

12 for growth of capital

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                                    6/27/97*
                                                                       To
                                                                    4/30/98
                                                                  ----------
Shares sold:
    Tax-Efficient Equity Fund A Class ...............              1,283,514
    Tax-Efficient Equity Fund B Class ...............                728,585
    Tax-Efficient Equity Fund C Class ...............                223,764
    Tax-Efficient Equity Fund Institutional Class....                176,471
                                                                  ----------
                                                                   2,412,334
                                                                  ----------

Shares repurchased:
    Tax-Efficient Equity Fund A Class ...............                (21,533)
    Tax-Efficient Equity Fund B Class ...............                 (2,391)
    Tax-Efficient Equity Fund C Class ...............                   (185)
    Tax-Efficient Equity Fund Institutional Class....               (176,470)
                                                                  ----------
                                                                    (200,579)
                                                                  ----------
Net Increase ........................................              2,211,755
                                                                  ----------

* Date of commencement of trading.


5. MARKET AND CREDIT RISK
The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

VOYAGEUR MUTUAL FUNDS III, INC. -
TAX-EFFICIENT EQUITY FUND
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR MUTUAL FUNDS III, INC. - TAX-EFFICIENT EQUITY FUND

We have audited the accompanying statement of net assets of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund (the "Fund") as of April 30, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 27, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund at April 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the period June 27, 1997 (commencement of operations) to April 30, 1998, in conformity with generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP
                                                         ---------------------
Philadelphia, Pennsylvania
May 29, 1998

This annual report is for the information of Tax-efficient Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

[photo of globes]

                                                                       directors
                                                                      & officers

--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

                                                               [photo of globes]

This report must be preceded or accompanied by a current Prospectus for Tax-Efficient Equity Fund, and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

THIS FUND MAY NOT BE APPROPRIATE FOR MANY IRA, 401(K) AND OTHER TAX-DEFERRED OR TAX-EXEMPT ACCOUNTS. CONSULT YOUR FINANCIAL AND TAX ADVISERS FOR ANY TAX ADVICE. DELAWARE INVESTMENTS DOES NOT PROVIDE TAX ADVICE.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
PHILADELPHIA * LONDON

Printed in the USA
on recycled paper

(737)
AR-437[4/98]TKO6/98